                                   EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act of up to 2,000,000 shares of the Company's Common Stock, $1.00 par value, not including any shares that remain unissued under Form S-3 (File No. 333-60058), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 3rd day of March, 2003.

                                              /S/ WILLIAM C. BALLARD, JR.
                                              -----------------------------
                                              William C. Ballard, Jr.
                                              Director

                                   EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act of up to 2,000,000 shares of the Company's Common Stock, $1.00 par value, not including any shares that remain unissued under Form S-3 (File No. 333-60058), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 25th day of February, 2003.

                                                     /S/ PIER C. BORRA
                                                     --------------------
                                                     Pier C. Borra
                                                     Director

                                   EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act of up to 2,000,000 shares of the Company's Common Stock, $1.00 par value, not including any shares that remain unissued under Form S-3 (File No. 333-60058), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 25th day of February, 2003.

                                                     /S/ JEFFREY H. DONAHUE
                                                     -----------------------
                                                     Jeffrey H. Donahue
                                                     Director

                                   EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act of up to 2,000,000 shares of the Company's Common Stock, $1.00 par value, not including any shares that remain unissued under Form S-3 (File No. 333-60058), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 24th day of February, 2003.

                                                     /S/ PETER J. GRUA
                                                     ------------------------
                                                     Peter J. Grua
                                                     Director

                                   EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act of up to 2,000,000 shares of the Company's Common Stock, $1.00 par value, not including any shares that remain unissued under Form S-3 (File No. 333-60058), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets her hand this 24th day of February, 2003.

                                                     /S/ SHARON M. OSTER
                                                     ---------------------
                                                     Sharon M. Oster
                                                     Director

                                   EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act of up to 2,000,000 shares of the Company's Common Stock, $1.00 par value, not including any shares that remain unissued under Form S-3 (File No. 333-60058), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 28th day of February, 2003.

                                                     /S/ BRUCE G. THOMPSON
                                                     ------------------------
                                                     Bruce G. Thompson
                                                     Director

                                   EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act of up to 2,000,000 shares of the Company's Common Stock, $1.00 par value, not including any shares that remain unissued under Form S-3 (File No. 333-60058), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 28th day of February, 2003.

                                                     /S/ R. SCOTT TRUMBULL
                                                     ----------------------
                                                     R. Scott Trumbull
                                                     Director

                                   EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act of up to 2,000,000 shares of the Company's Common Stock, $1.00 par value, not including any shares that remain unissued under Form S-3 (File No. 333-60058), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 28th day of February, 2003.

                                                     /S/ RICHARD A. UNVERFERTH
                                                     --------------------------
                                                     Richard A. Unverferth
                                                     Director

                                   EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director, the Chairman of the Board and Principal Executive Officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act of up to 2,000,000 shares of the Company's Common Stock, $1.00 par value, not including any shares that remain unissued under Form S-3 (File No. 333-60058), hereby constitutes and appoints RAYMOND W. BRAUN, with full power to act, his true and lawful attorney-in-fact and agent, for him in his name, place and stead, in the capacities of director, Chairman of the Board and Principal Executive Officer of the Company, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 26th day of February, 2003.

                                           /S/ GEORGE L. CHAPMAN
                                           -----------------------------------
                                           George L. Chapman
                                           Director, Chairman of the Board and
                                           Principal Executive Officer

                                   EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, the President and Principal Financial Officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's of up to 2,000,000 shares of the Company's Common Stock, $1.00 par value, not including any shares that remain unissued under Form S-3 (File No. 333-60058), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacities of President and Principal Financial Officer, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 26th day of February, 2003.

                                    /S/ RAYMOND W. BRAUN
                                    -----------------------------------
                                    Raymond W. Braun
                                    President and Principal Financial Officer

                                   EXHIBIT 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, the Principal Accounting Officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act of up to 2,000,000 shares of the Company's Common Stock, $1.00 par value, not including any shares that remain unissued under Form S-3 (File No. 333-60058), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of Principal Accounting Officer, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's Common Stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 26th day of February, 2003.

                                   /S/ MICHAEL A. CRABTREE
                                   -----------------------------------
                                   Michael A. Crabtree
                                   Treasurer and Principal Accounting Officer